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                                                                   Exhibit 10.67


                                  Addendum # 3
                        To Log Sales Contract # 11-21-01
                             dated November 27, 2000

                                  May 10, 2001

Closed Joint-Stock Company "Forest-Starma" hereinafter referred to as the Seller and Rayonier Inc., hereinafter referred to as the Buyer, have entered into the present Addendum #3 with respect to the following:

     1. The following changes shall be made to the Contract #11-21-01 dated November 21, 200 in paragraph 1 "Subject of the Contract":

The Seller agrees to sell and the buyer agrees to buy, on terms contained in the Contract and individual addenda to this Contract, al the spruce, white fir, larch and broad-leaved logs, produced by the Seller, as provided in this Contract.

     2. Other terms of the present Contract and individual addenda to the Contract shall remain unchanged.

     3. Addendum # 3 is the essential of the Contract, comes into force on May 10, 2001 and affects during the Contract period.


Rayonier Inc.                                      JSC "Forest-Starma


 /s/ Robert J. Cartano                              /s/ David Daggett
-----------------------------                      -----------------------------
Robert J. Cartano                                  David Daggett
Director of Operations                             General Director
International Forest Products

                                                    /s/ V. A. Limarenko
                                                   -----------------------------
                                                   V. A. Limarenko
                                                   First Deputy General Director